EXHIBIT 99.1

Unaudited Pro Forma Consolidated Condensed Financial Information of Calpine Corporation for the three months ended March 31, 2014 and for the year ended December 31, 2013 and as of March 31, 2014

As previously announced, on April 17, 2014, Calpine Corporation (“Calpine” or the “Company”) entered into a purchase and sale agreement, through its indirect wholly-owned subsidiaries, Calpine Project Holdings, Inc. and Calgen Expansion Company, LLC, to sell six of its power plants in the Southeast segment. The purchase and sale agreement dated April 17, 2014 (the “Agreement”) allows for the sale of 100% of the limited liability company interests in (i) Mobile Energy LLC, (ii) Santa Rosa Energy Center, LLC, (iii) Carville Energy, LLC, (iv) Decatur Energy Center, LLC, (v) Columbia Energy LLC and (vi) Calpine Oneta Power, LLC and thereby sell assets comprising 3,498 MW of combined-cycle generation capacity in Oklahoma, Louisiana, Alabama, Florida and South Carolina.

On July 3, 2014, the Company completed the sale of six of its power plants in the Southeast segment for a purchase price of approximately $1.57 billion, plus an additional approximately $4 million for working capital. In accordance with the Agreement, Calpine may also be required to make up to $16 million in future cash payments for certain planned maintenance events. The following unaudited pro forma consolidated condensed statements of operations of the Company for the three months ended March 31, 2014 and for the year ended December 31, 2013 and unaudited pro forma consolidated condensed balance sheet as of March 31, 2014, illustrate the financial impact of the transaction.

The unaudited pro forma consolidated condensed statements of operations illustrate the impact of the transaction as if it had occurred on January 1, 2013. The unaudited pro forma consolidated condensed balance sheet illustrate the impact of the transaction as if it had occurred on March 31, 2014.

The assumptions and estimates used in the preparation of the unaudited pro forma consolidated condensed financial statements are reasonable under the circumstances and intended for informational purposes only. They are not necessarily indicative of the financial results that would have occurred if the sale had taken place on the dates indicated. The pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and related notes of Calpine Corporation filed with the Securities and Exchange Commission on Form 10-Q on May 1, 2014 and on Form 10-K on February 13, 2014.

CALPINE CORPORATION AND SUBSIDIARIES

PROFORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014
(Unaudited)

	Calpine Historical As Reported	Pro Forma Adjustments		Pro Forma, as Adjusted
	(in millions, except share and per share amounts)
Operating revenues:
Commodity revenue	$2,048	$(127)	(a)	$1,921
Unrealized mark-to-market (loss)	(86)	—		(86)
Other revenue	3	—		3
Operating revenues	1,965	(127)		1,838
Operating expenses:
Fuel and purchased energy expense:
Commodity expense	1,370	(86)	(a)	1,284
Unrealized mark-to-market (gain)	(13)	—		(13)
Fuel and purchased energy expense	1,357	(86)		1,271
Plant operating expense	265	(13)	(a)	252
Depreciation and amortization expense	153	(10)	(a)	143
Sales, general and other administrative expense	33	—		33
Other operating expenses	22	—		22
Total operating expenses	1,830	(109)		1,721
(Income) from unconsolidated investments in power plants	(9)	—		(9)
Income from operations	144	(18)		126
Interest expense	166	—		166
Interest (income)	(1)	—		(1)
Other (income) expense, net	11	—		11
Loss before income taxes	(32)	(18)		(50)
Income tax benefit	(19)	—	(b)	(19)
Net loss	(13)	(18)		(31)
Net income attributable to the noncontrolling interest	(4)	—		(4)
Net loss attributable to Calpine	$(17)	$(18)		$(35)

Basic and diluted loss per common share attributable to Calpine:
Weighted average shares of common stock outstanding (in thousands)	420,105	—		420,105
Net loss per common share attributable to Calpine — basic and diluted	$(0.04)	—		$(0.08)

See Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

CALPINE CORPORATION AND SUBSIDIARIES

PROFORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

	Calpine Historical As Reported	Pro Forma Adjustments		Pro Forma, as Adjusted
	(in millions, except share and per share amounts)
Operating revenues:
Commodity revenue	$6,374	$(397)	(a)	$5,977
Unrealized mark-to-market (loss)	(86)	—		(86)
Other revenue	13	—		13
Operating revenues	6,301	(397)		5,904
Operating expenses:
Fuel and purchased energy expense:
Commodity expense	3,808	(240)	(a)	3,568
Unrealized mark-to-market (gain)	(72)	—		(72)
Fuel and purchased energy expense	3,736	(240)		3,496
Plant operating expense	895	(57)	(a)	838
Depreciation and amortization expense	609	(39)	(a)	570
Sales, general and other administrative expense	136	—		136
Other operating expenses	81	—		81
Total operating expenses	5,457	(336)		5,121
(Income) from unconsolidated investments in power plants	(30)	—		(30)
Income from operations	874	(61)		813
Interest expense	696	—		696
Interest (income)	(6)	—		(6)
Debt extinguishment costs	144	—		144
Other (income) expense, net	20	(1)	(a)	19
Income (loss) before income taxes	20	(60)		(40)
Income tax expense	2	1	(b)	3
Net income (loss)	18	(61)		(43)
Net income attributable to the noncontrolling interest	(4)	—		(4)
Net income (loss) attributable to Calpine	$14	$(61)		$(47)

Basic earnings (loss) per common share attributable to Calpine:
Weighted average shares of common stock outstanding (in thousands)	440,666	—		440,666
Net income (loss) per common share attributable to Calpine — basic	$0.03	—		$(0.11)

Diluted earnings (loss) per common share attributable to Calpine:
Weighted average shares of common stock outstanding (in thousands)	444,773	—		440,666	(c)
Net income (loss) per common share attributable to Calpine — diluted	$0.03	—		$(0.11)

See Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

CALPINE CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
MARCH 31, 2014
(Unaudited)

	Calpine Historical As Reported	Pro Forma Adjustments		Pro Forma, as Adjusted
	(in millions)
ASSETS
Current assets:
Cash and cash equivalents	$515	$1,570	(d)	$2,085
Accounts receivable, net of allowance of $5	627	17	(e)	644
Margin deposits and other prepaid expense	293	(5)		288
Restricted cash, current	195	—		195
Derivative assets, current	655	—		655
Inventory and other current assets	417	(12)	(e)	405
Total current assets	2,702	1,570		4,272
Property, plant and equipment, net	13,598	(752)	(e)	12,846
Restricted cash, net of current portion	71	—		71
Investments in power plants	85	—		85
Long-term derivative assets	174	—		174
Other assets	437	1	(e)	438
Total assets	$17,067	$819		$17,886
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable	$607	$—		$607
Accrued interest payable	93	—		93
Debt, current portion	189	—		189
Derivative liabilities, current	728	—		728
Income taxes payable	—	4	(e)	4
Other current liabilities	256	58	(e)	314
Total current liabilities	1,873	62		1,935
Debt, net of current portion	11,286	—		11,286
Long-term derivative liabilities	230	—		230
Other long-term liabilities	266	(2)	(e)	264
Total liabilities	13,655	60		13,715

Commitments and contingencies
Stockholders' equity	3,412	759	(e)	4,171
Total liabilities and stockholders’ equity	$17,067	$819		$17,886

See Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

Notes to the Unaudited Pro Forma Consolidated Condensed Statements of Operations and Balance Sheet

(a)	Adjustments to eliminate the historical results of operations associated with the sale of six power plants as if the transaction had occurred on January 1, 2013.

(b)	Related tax impact of pro forma adjustments using a modified effective tax rate which reflects the tax characteristics of the entities sold.

(c)	Diluted loss per share for the pro forma results is computed on the same basis as basic loss per share as the inclusion of any other potential shares outstanding would be anti-dilutive.

(d)	Adjustments to record the cash proceeds received upon closing of the sale of six power plants as if the transaction had occurred on March 31, 2014.

(e)
Adjustments to eliminate the assets and liabilities that were transferred in the sale and record other transaction adjustments and the gain on sale of assets as if the transaction had occurred on March 31, 2014. The calculation of the gain on sale of assets is set forth below:

Purchase price	$1,570
Working capital adjustments	17
Purchase price including working capital adjustments	1,587
Less: Estimated net book value of assets sold	(752)
Transaction expenses	(4)
Parts purchased subsequent to closing	(22)
Other adjustments	(46)
Income tax expense	(4)
Estimated gain on sale, net of tax	759